UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 25, 2005

                          GENERAL KINETICS INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

                         Commission File Number: 0-1738


           Virginia                                             54-0594435
           --------                                             ----------
 (State or other Jurisdiction of                             (I.R.S. Employer
         Incorporation)                                     Identification No.)


                   10688-D Crestwood Drive, Manassas, VA 20109
                   -------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (703) 331-8033
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

       (b) On April 25, 2005, Sandy B. Sewitch, the Company's Chief Financial Officer, notified the Company that he intends to resign to accept a position at another company. His resignation date will be May 11, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  May 10, 2005



                                    GENERAL KINETICS INCORPORATED

                                    By: /s/ Larry M. Heimendinger
                                       ----------------------------------
                                       Larry M. Heimendinger
                                       Chairman of the Board
                                       (Principal Executive Officer)